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                                                                   EXHIBIT 10.8a

                         AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into as of ___________, 1999, by an among NetIgnite, Inc., a Colorado corporation (the "Merged Corporation"), Perry Evans, the sole shareholder of the Merged Corporation (the "Sole Shareholder"), and Online System Services, Inc., a Colorado corporation (the "Surviving Corporation"). (The Merged and Surviving Corporations may be collectively referred to as "Constituent Corporations").

                                   RECITALS

     The Board of Directors of the Surviving Corporation and the Board of Directors and the Sole Shareholder of the Merged Corporation, deeming it advisable for the mutual benefit of the Constituent Corporations and their respective shareholders that the Surviving Corporation acquire the Merged Corporation under the terms and conditions hereinafter set forth (the "Merger"), have approved this Agreement.


                                   AGREEMENT

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:


                                   ARTICLE I
                         Effective Date of the Merger

     The Effective Date of the Merger and of this agreement shall be the close of business on June 2, 1999 (the "Effective Date"). Upon the Effective Date of the Merger, the separate existences of the Constituent Corporations shall cease and the Constituent Corporations shall be merged into the Surviving Corporation, Online System Services, Inc., a Colorado corporation.

                                  ARTICLE II
                           Articles of Incorporation

     The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of the Surviving Corporation as the same shall be in effect on the Effective Date of the Merger.

                                  ARTICLE III
                           Bylaws; Registered Office

     The Bylaws of the Surviving Corporation as of the Effective Date of the Merger shall be the Bylaws of the Surviving Corporation after the Merger. The registered office of the Surviving Corporation after the Merger shall be at 1800 Glenarm Place, Suite 700, Denver, Colorado 80202.

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                                  ARTICLE IV
                            Directors and Officers

       The directors of the Surviving Corporation in office as of the date hereof shall remain the directors of the Surviving Corporation at and after the Effective Date of the Merger until their respective successors shall have been duly elected and qualified. Subject to the authority of the Board of Directors as provided by law and the Bylaws of the Surviving Corporation, the officers of the Surviving Corporation at the Effective Date of Merger shall remain the officers of the Surviving Corporation. The directors of the Merged Corporation and the officers of the Merged Corporation holding office on the Effective Date shall be deemed to have resigned effective as of the Effective Date.

                                   ARTICLE V
                      Conversion of Shares in the Merger

       The manner of carrying the Merger into effect, and the manner and basis of converting the shares of the Constituent Corporations into shares of the Surviving Corporation are as follows:

5.01. Surviving Corporation's Common Stock. No shares of the Surviving Corporation's stock issued at the Effective Date shall be converted as a result of the Merger, but all such shares shall remain issued shares of the Surviving Corporation.

5.02. Merged Corporation's Common Stock. At the Effective Date each issued and outstanding share of the Merged Corporation's stock shall be automatically converted into 71,429 fully paid and nonassessable shares of Common Stock of the Surviving Corporation (the "Merger Shares").

                                  ARTICLE VI
                        Representations and Warranties

6.01   Representations and Warranties of the Merged Corporation.

       (a) Organization, Standing and Corporate Power. The Merged Corporation is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power and authority to carry on its business as now being conducted. The Merged Corporation is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect with respect to the Surviving Corporation.

       (b) Authority; Noncontravention. The Merged Corporation has all requisite corporate power and authority to enter into this Agreement and to consummate the

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           transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Merged Corporation and the consummation by the Merged Corporation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Merged Corporation and no other corporate action on the part of the Merged Corporation is necessary to authorize the execution and delivery of this Agreement or the consummation by the Merged Corporation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by and constitutes a valid and binding obligation of the Merged Corporation, enforceable against the Merged Corporation in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not (a) conflict with or result in any breach of any provision of the articles of incorporation or bylaws of the Merged Corporation, or (b) conflict with, or result in any breach or violation of, or constitute a default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration under (i) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Merged Corporation or its properties or assets or (ii) any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to the Merged Corporation or its properties or assets, or (c) result in the creation of any lien upon any of the properties or assets of the Merged Corporation. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any governmental entity is required by or with respect to the Merged Corporation or in connection with the execution and delivery of this Agreement by the Merged Corporation or the consummation by the Merged Corporation, as the case may be, of any of the transactions contemplated by this Agreement, except for (i) the filing with the SEC of such reports under the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act") as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) the filing of the Articles of Merger with the Secretary of State of the State of Colorado and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, and (iii) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices as may be required under the "takeover" or "blue sky" laws of various states.

       (c) NetIgnite 2, LLC . The Merged Corporation has good, clear and marketable title to __ Units of NetIgnite 2, LLC (the "LLC"), free and clear of all liens. The Merged Corporation has not transferred or otherwise disposed of any interest in the LLC that it received upon the formation and organization of the LLC.

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       (d) Absence of Liabilities and Obligations.  The Merged Corporation does not have any liabilities or obligations of any nature (whether known or unknown, accrued, absolute, contingent or otherwise).

       (e) Capitalization. Perry Evans is the sole shareholder of the Merged Corporation. There are no options, warrants, or any other rights obligating the Merged Corporation to issue, deliver or sell additional shares of capital stock or other equity securities of the Merged Corporation.

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6.02   Representations and Warranties of the Surviving Corporation.

       (a) Organization, Standing and Corporate Power. The Surviving Corporation is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the requisite corporate power and authority to carry on its business as now being conducted. The Surviving Corporation is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a material adverse effect with respect to the Merged Corporation.

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       (b) Authority; Noncontravention. The Surviving Corporation has all
           requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Surviving Corporation and the consummation by the Surviving Corporation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Surviving Corporation and no other corporate action on the part of the Surviving Corporation is necessary to authorize the execution and delivery of this Agreement or the consummation by the Surviving Corporation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by and constitutes a valid and binding obligation of the Surviving Corporation, enforceable against it in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not (a) conflict with or result in any breach of any provision of the articles of incorporation or bylaws of the Surviving Corporation, or (b) conflict with, or result in any breach or violation of, or constitute a default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration under (i) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Surviving Corporation or its properties or assets or (ii) any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to the Surviving Corporation or its properties or assets, or (c) result in the creation of any lien upon any of the properties or assets of the Surviving Corporation, other than, in the case of clauses (b) and (c), any such conflicts, breaches, violations, defaults, rights, losses or liens that individually or in the aggregate could not have a material adverse effect with respect to the Merged Corporation or could not prevent, hinder or materially delay the ability of the Merged Corporation to consummate the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any governmental entity is required by or with respect to the Surviving Corporation or in connection with the execution and delivery of this Agreement by the Surviving Corporation or the consummation by the Surviving Corporation, as the case may be, of any of the transactions contemplated by this Agreement, except for (i) the filing with the SEC of such reports under the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act") as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) the filing of the Articles of Merger with the Secretaries of State of the State of Colorado and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, and
           (iii) such other consents, approvals, orders, authorizations, registrations, declarations, filings or notices as may be required under the "takeover" or "blue sky" laws of various states.

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6.03  Representations and Warranties of the Sole Shareholder. The Sole
      Shareholder is the sole shareholder of the Merged Corporation. The Sole Shareholder has been given full access to information regarding the Surviving Corporation (including the opportunity to meet with the officers of the Surviving Corporation and to review all the documents that the Sole Shareholder may have requested) and has utilized such access to his satisfaction for the purpose of obtaining information necessary to make an informed investment decision. The Sole Shareholder has sufficient knowledge and experience in financial and business matters that the Sole Shareholder is capable of evaluating the merits and risks of receiving the Merger Shares. The Sole Shareholder understands that the receipt of the Shares is a speculative investment and involves a high degree of economic risk. The Merger Shares are being acquired for the Sole Shareholder's own account and for investment without the intention of reselling or redistributing the same, that no agreement has been made with others regarding the Merger Shares and that the Sole Shareholder's financial condition is such that it is not likely that it will be necessary to dispose of any of such Merger Shares in the foreseeable future. There are no options, warrants, or any other rights obligating the Merged Corporation to issue, deliver or sell additional shares of capital stock or other equity securities of the Merged Corporation. The Sole Shareholder is a resident of the State of Colorado.

                                  ARTICLE VII
                             Effect of the Merger

      At the Effective Date of the Merger, the Surviving Corporation shall succeed to and shall possess and enjoy all the rights, privileges, immunities, powers and franchises, both of a public and private nature, of the Constituent Corporations, and all property, real, personal, and mixed, including patents, trademarks, tradenames, and all debts due to either of the Constituent Corporations on whatever account, for stock subscriptions as well as for all other things in action or all other rights belonging to either of said corporations; and all said property, rights, privileges, immunities, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation as effectively as they were of the respective Constituent Corporations, and the title of any real estate vested by deed or otherwise in either of said Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of either of said Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens prior to the Effective Date of the Merger, and all debts, liabilities, and duties of said Constituent Corporations, respectively, shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted in the first instance by the Surviving Corporation.

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                                 ARTICLE VIII
                              Accounting Matters

     The assets and liabilities of the Constituent Corporations as of the Effective Date of the Merger shall be taken up on the books of the Surviving Corporation at the amounts at which they were carried at that time on the books of the respective Constituent Corporations. The surplus of the Surviving Corporation after the Merger, including any surplus arising in the Merger, shall be available to be used for any lawful purposes for which surplus may be used. Accounting procedures and depreciation schedules and procedures of any Constituent Corporation may be converted to those procedures and schedules selected by the Surviving Corporation.

                                  ARTICLE IX
                           Filing of Plan of Merger

     Upon adoption and approval of the Plan of Merger by the Board of Directors of the Surviving Corporation and the Board of Directors and Shareholders of the Merged Corporation, Articles of Merger shall be executed and delivered to the Secretary of State of the State of Colorado for filing as provided by the Colorado Business Corporation Act. The Constituent Corporations shall also cause to be performed all necessary acts within the State of Colorado and elsewhere to effectuate the Merger.

                                   ARTICLE X
                         Registration of Parent Stock

     Within sixty (60) days after the Effective Date, the Surviving Corporation shall prepare and file a registration statement, covering the Merger Shares issued to the Sole Shareholder in accordance with Section 5.02 of this Agreement with the Securities and Exchange Commission (the "SEC") and use its best efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the "Securities Act"), as promptly as practicable after its filing. The Registration Statement shall be on form SB-2, Form S-1, Form S-3 or such other form as is appropriate in order to register such Merger Shares with the SEC pursuant to section 5 of the Securities Act. The Surviving Corporation shall use its best efforts to cause the Registration Statement to be declared effective by the SEC as soon as possible following the filing thereof and shall use its best efforts to maintain the Registration Statement continually effective under the Securities Act for a period of two (2) years after the date on which the Registration Statement is declared effective by the SEC. Notwithstanding the Registration Statement, if in connection with a public offering of the Surviving Corporation's stock, the Surviving Corporation, an underwriter, the National Association of Dealers, Inc., or the Nasdaq Stock Market requests certain holders of the Surviving Corporation's outstanding stock to lock-up certain of the Surviving Corporation's stock or any portion thereof, the Sole Shareholder agrees that beginning on the date of the closing of such public offering and continuing for a period of six (6) months thereafter, the Sole Shareholder shall not, without consent of the requesting party, offer, sell, contract to sell, pledge, hypothecate, or otherwise dispose of any shares of the Surviving Corporation's stock.

                                  ARTICLE XI
                              General Provisions

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     The respective representations and warranties of each of the parties to this Agreement shall not be deemed to be waived or otherwise affected by any investigation made by the other parties to this Agreement. The representations of the Merged Corporation and the Surviving Corporation contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Merger. Neither party may assign this Agreement or delegate the rights and responsibilities hereunder without the other party's prior written consent. No amendment to this Agreement or waiver of the rights or obligations of either party shall be effective unless in writing signed by the parties. This Agreement is governed by the laws of the State of Colorado without regard to conflicts of laws principles. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. This Agreement contains the entire agreement and understanding of the parties concerning the subject matter of this Agreement. This Agreement may be signed by facsimile and in counterparts.

Executed as of the date first written above.


                      ONLINE SYSTEM SERVICES, INC.

                        By /s/ R. Steven Adams
                          -------------------------------
                          R. Steven Adams, President and Chief Executive Officer


                      NETIGNITE, INC.

                        By /s/ Perry Evans
                          -------------------------------
                          Perry Evans, President


                      SOLE SHAREHOLDER (as to Section 6.03 only)


                        /s/ Perry Evans
                        ---------------------------------
                          Perry Evans

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                             JOINT WRITTEN ACTION
                             BY THE SOLE DIRECTOR
                           AND THE SOLE SHAREHOLDER
                              OF NETIGNITE, INC.

     The undersigned, being the sole shareholder and the sole director of NetIgnite, Inc., a Colorado corporation ("Corporation"), acting pursuant to Colorado Statutes Sections 7-107-104 and 7-108-202, hereby adopt the following resolutions effective _________, 1999.

     RESOLVED, that the Plan of Merger dated ____________, 1999, which is attached hereto and hereby incorporated herein, for the merger of NetIgnite, Inc., with and into Online System Services, Inc., be, and it hereby is approved and adopted.

     FURTHER RESOLVED, that the President of the Corporation be, and hereby is, authorized and directed to execute Articles of Merger and to cause such Articles of Merger to be filed in the Colorado Secretary of State.

     FURTHER RESOLVED, that the officers of the Corporation be, and they hereby are, authorized and directed to execute such documents and to take such other actions as they, acting singly or jointly, deem necessary or desirable to effectuate the foregoing resolutions and the Plan of Merger approved in the foregoing resolutions.


     Executed as of the date first written above.


                                              /s/ Perry Evans
                                              ---------------------------------
                                              Perry Evans
                                              Sole Shareholder and Sole Director

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